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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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       Date of Report (Date of Earliest Event Reported): December 11, 1998


                         SANTA FE ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                                   1-7667                                      36-2722169
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)


                              1616 South Voss Road
                                 Suite No. 1000
                              Houston, Texas 77057
               (Address of principal executive offices) (Zip Code)



                                 (713) 507-5000
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

         The Board of Directors of Santa Fe Energy Resources, Inc. (the "Company") has announced that the date of the Company's 1999 Annual Meeting of Stockholders will be May 11, 1999.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SANTA FE ENERGY RESOURCES, INC.



                                                 By:  /s/ Mark A. Older
                                                      --------------------------
                                                      Mark A. Older
                                                      Corporate Secretary

Date: December 11, 1998


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